UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2009 (June 1, 2009)

SILVERADO GOLD MINES LTD.
(Exact name of Registrant as specified in charter)

British Columbia, Canada	000-12132	98-0045034
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1111 West Georgia Street, Suite 1820
Vancouver, British Columbia, Canada V6E 4M3
(Address of principal executive offices)

Registrant’s telephone number, including area code: 1 (800) 665-4646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SILVERADO GOLD MINES LTD.

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 8.01           Other Events

On June 1, 2009, Silverado Gold Mines Ltd. (the “Registrant”) received an amendment (the “Amended Preliminary Feasibility Study”) to the preliminary feasibility study entitled “Update of Mineral Resource and Reserve Estimates and Preliminary Feasibility Study, Workman’s Bench Antimony-Gold Lode Deposit, Nolan Creek, Wiseman B-1 Quadrangle, Koyukuk Mining District, Northern Alaska, January 1, 2009,” containing certain material changes to such original preliminary feasibility study, which was completed by Thomas K. Bundtzen (“Bundtzen”) of Pacific Rim Geological Consulting Inc., an independent mining consultant.

On June 2, 2009, the Registrant issued a press release (the “Press Release”) disclosing its receipt of the Amended Preliminary Feasibility Study and describing certain of the material changes contained therein.

Further information is set forth in the Amended Preliminary Feasibility Study, which is attached hereto as Exhibit 99.1, and the Press Release, which is attached hereto as Exhibit 99.2.

The foregoing summary of the Amended Preliminary Feasibility Study and the Press Release does not purport to be complete and is qualified in its entirety by reference to the full text of each of the foregoing, a copy of each of which is filed herewith as an exhibit and incorporated by reference herein.

Item 9.01           Financial Statements and Exhibits

Exhibit No.	Document

99.1	Amended Preliminary Feasibility Study
99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 2, 2009	Silverado Gold Mines Ltd.

	By:	/s/ Garry L. Anselmo
Garry L. Anselmo,
Chief Executive Officer